UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2010
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)    It was determined on June 30, 2010 that Wendy C. Shiba will no longer serve as an executive officer of KB Home (the “Company”). Effective with the start of employment of Brian Woram as the Company’s executive vice president, general counsel and secretary, as described in the press release attached hereto as Exhibit 99.1, Ms. Shiba will become executive vice president and special counsel to the chief executive officer, reporting to President and Chief Executive Officer Jeffrey T. Mezger. She is expected to be employed by the Company in such capacity until December 31, 2010.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated July 7, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 7, 2010

KB Home
By:	/s/ Thomas Norton
Thomas Norton
Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 7, 2010.

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